EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We hereby consent to the inclusion by incorporation by reference in the Registration Statement on Form S-8 of BankFirst Corporation, of our report dated January 22, 1998 on the 1997 consolidated financial statements of First Franklin Bancshares, Inc.

                                           /s/ G.R. Rush & Company, P.C.
                                           -----------------------------
                                           G.R. Rush & Company, P.C.